Exhibit 10.92

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

SUPPLEMENTAL AGREEMENT NO. 20

to

Purchase Agreement No. 03735

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Relating to Boeing Model 737 MAX Aircraft
This SUPPLEMENTAL AGREEMENT No. 20 (SA-20), entered into as of November _12__, 2021 (Effective Date), by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing) and AMERICAN AIRLINES, INC. a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 03735 dated February 1, 2013 relating to Boeing Model 737 MAX Aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;

WHEREAS, Customer and Boeing desire to amend Letter Agreement No. AAL-PA-03735-LA-1600073 entitled “[****];”

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

1.Table of Contents.
The “Table Of Contents” to the Purchase Agreement referencing SA-19 in the footer is deleted in its entirety and is replaced with the new “Table Of Contents” (attached hereto) referencing SA-20 in the footer to reflect changes made to the Purchase Agreement by this SA-20. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.
PA 03735    SA-20, Page 1
BOEING PROPRIETARY

2.Letter Agreement.
Letter Agreement No. AAL-PA-03735-LA-1600073 (Original [****] Letter Agreement) entitled “[****]” is deleted in its entirety and replaced with the similarly titled Letter Agreement No. AL-PA-03735-LA-1600073R1 (attached hereto) referencing SA-20 in the footer (Revised [****] Letter Agreement). The Revised [****] Letter Agreement is hereby incorporated into the Purchase Agreement in replacement of the Original [****] Letter Agreement.

3.    Miscellaneous.
The Purchase Agreement is amended as set forth above by the revised Table of Contents and Revised [****] Letter Agreement. All other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.

Intentionally Left Blank

PA 03735    SA-20, Page 2

BOEING PROPRIETARY

AGREED AND ACCEPTED this

November 12, 2021
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	VP, Treasurer
Title	Title

PA 03735
SA-20
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
Article 6.	Confidentiality
TABLE
1R12 1-2 1-3R6	Aircraft Information Table Revised Delivery Aircraft Information Table [****] Aircraft Delivery, Description, Price, and Advance Payments	19 9 19
EXHIBITS
AR1 A2	Aircraft Configuration Revised Delivery Aircraft Configuration	6 9
B.	Aircraft Delivery Requirements and Responsibilities
C.	Definitions
SUPPLEMENTAL EXHIBITS
AE1.	[****]
BFE1.	BFE Variables
CS1R1.	Customer Support Variables	4
EE1.	[****]
SLP1.	[****]
LETTER AGREEMENTS
LA-1106648R1	Special Matters	6
LA-1106649	[****]
LA-1106650R4	[****]	11
LA-1106651R2	[****]	11
LA-1106652	Aircraft Model Substitution
LA-1106654	AGTA Terms Revisions for MAX
~~LA-1106655~~	~~Open Matters – 737 MAX~~ Withdrawn	6
LA-1106656R1	[****]	1
PA-03735    TABLE OF CONTENTS, Page 1 of 2    SA-20
BOEING PROPRIETARY

LA-1106657R1	[****]	2
LA-1106663 R1	[****]	2
LA-1106664 R1	[****]	2
LA-1106658	[****]
LA-1106659R2	[****]	10
LA-1106660	Spare Parts Initial Provisioning

LETTER AGREEMENTS, continued		SA NUMBER
LA-1106661R2	[****]	2
LA-1106667	[****]
LA-1106668R1	[****]	8
LA-1106669	[****]
LA-1106670	Confidentiality
LA-1106671R1	Miscellaneous Commitments	1
LA-1106672	Extended Warranty Option
LA-1106673R1*	[****]	4
LA-1106677	Optional Features Comfort Letter
LA-1600073R1	[****]	20
LA-1600852     [****]                                 5
LA-1603773 [****]                     5
LA-1605402 [****]                     6
LA-1700919     [****]                     7
LA-1801206     [****]                     9
LA-2002704 [****]                     11
LA-2002743 [****]                     11
LA-2003342     [****]                     11
LA-2003486     [****]                     14

* - This is an intended gap as there are no Letter Agreements LA-1106674 through LA-1106676 incorporated by the Purchase Agreement.

AAL-PA-03735-LA-1600073R1 SA-20
[****]    LA Page 2 of 7
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-03735-LA-1600073R1
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [****]

Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[****].
1.1    At the time of delivery of each Boeing Model 737-8 MAX aircraft specified in Table 1R12 (Aircraft), with [****], if Customer [****] ([****]) identified in Table 1.1 below, Boeing will [****] ([****]) in the [****] ([****]) [****] ([****]).

[****]
	[****] Number	Description
1	[****]	[****]
2	[****]	[****]
3	[****]	[****]
4	[****]	[****]
5	[****]	[****]
6	[****]	[****]
7	[****]	[****]
8	[****]	[****]
9	[****]	[****]
10	[****]	[****]
11	[****]	[****]
12	[****]	[****]
AAL-PA-03735-LA-1600073R1 SA-20
[****]    LA Page 1 of 7
BOEING PROPRIETARY

1.2    In order to receive the [****] in the [****] set forth in paragraph 1.1 above, Customer cannot [****]. The [****] if (i) Customer does not [****], or (ii) Customer [****], due to Customer [****]. Boeing shall make such [****] consistent with the Boeing [****] used to determine the [****]. For avoidance of doubt, if (for any reason) one or more of the [****] are no longer [****] by Boeing, Customer will continue to receive the [****] in accordance with the terms and conditions of this Letter Agreement so long as Customer [****].
2.[****].
2.1The [****] in the table below in this Section 2.1 and included in [****] are for i) [****] Aircraft in Table 1R12 with [****], ii) [****] Aircraft in Table 1-3R6, and iii) [****] Aircraft in Table 1-2 and or any of the [****] in which Customer exercises it [****] pursuant to Letter Agreement No. AAL-PA-03735-LA-1106651R2 entitled “[****]”, [****].

[****] Number	Description	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
The [****] in the table below in this Section 2.1 and included in [****] is for i) [****] Aircraft in Table 1R12 with [****], ii) [****] Aircraft in Table 1-3R6, and iii) [****] Aircraft in Table 1-2 and for any of the [****] in which Customer exercises it [****] pursuant to Letter Agreement No. AAL-PA-03735-LA-1106651R2 entitled “[****]”, [****].

[****] Number	Description	[****]
[****]	[****]	[****]
The [****] for the [****] in the two (2) tables in this Section 2.1 are [****] and [****] ([****]) which will be [****] for [****] aircraft.
2.2[****].
Boeing at time of delivery of the Aircraft in Table 1R12 with [****], will [****] Customer a [****] of [****] ([****]) as [****] for the [****] of [****], [****] for Aircraft with [****] as shown in the following table:

AAL-PA-03735-LA-1600073R1 SA-20
[****]    LA Page 2 of 7
BOEING PROPRIETARY

Scheduled Delivery Month	[****]	[****] ([****])	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
		[****]		[****]
3.    [****].
3.1    At the time of delivery of each of the following Aircraft i) [****] Aircraft in Table 1R12 with [****], ii) [****] Aircraft in Table 1-3R6, and iii) [****] Aircraft in Table 1-2 and for any of the [****] in which Customer [****] it [****] pursuant to Letter Agreement No. AAL-PA-03735-LA-1106651R2 entitled “[****]”, if Customer [****] ([****]) identified in Table 3.1 below, Boeing will [****] to Customer a [****] ([****]) in the [****] ([****]) ([****]).

AAL-PA-03735-LA-1600073R1 SA-20
[****]    LA Page 3 of 7
BOEING PROPRIETARY

Table 3.1 – [****]
	[****] Number	Description
1	[****]	[****]
2	[****]	[****]
3	[****]	[****]
4	[****]	[****]
5	[****]	[****]
6	[****]	[****]
7	[****]	[****]
8	[****]	[****]
3.2    In order to receive the [****] in the [****] set forth in paragraph 3.1 above, Customer cannot [****]. The [****] if (i) Customer does not [****], or (ii) [****], due to Customer [****]. Boeing shall make such [****] consistent with the Boeing [****] used to determine the [****]. For avoidance of doubt, if (for any reason) one or more of the [****] are no longer [****] by Boeing, Customer will continue to [****] in accordance with the terms and conditions of this Letter Agreement so long as Customer [****].
3.Confidentiality.
Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670 entitled “Confidentiality”.
4.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing, except to the extent permissible under the terms of the AGTA.
If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

(The remainder of this page is intentionally left blank)
AAL-PA-03735-LA-1600073R1 SA-20
[****]    LA Page 4 of 7
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	November 12, 2021

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	VP, Treasurer

AAL-PA-03735-LA-1600073R1 SA-20
[****]    LA Page 1 of 7
BOEING PROPRIETARY